UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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HOME TOUCH HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)

__________________________________
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HOME TOUCH HOLDING COMPANY
11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT
OF THE MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on December 23, 2010, the board of directors of Home Touch Holding Company, a Nevada (“Home Touch,” “the Company,” “we” or “us”), and certain stockholders representing more than a majority of our outstanding voting capital approved by written consent the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to:
a.
increase the Company’s authorized common stock, par value $0.001 (the “Common Stock”) from 100,000,000 shares to 1,000,000,000 shares, and to increase the Company’s authorized preferred stock, par value $0.001, from 10,000,000 to 100,000,000; and

b.	change the Company’s name to Prime Global Capital Group Incorporated;
2.	To adopt Amended and Restated Articles of Incorporation for the purpose of consolidating the amendments to the Company’s Articles of Incorporation;
3.	To approve the Amended and Restated Bylaws of the Company; and
4.	Change the Company’s fiscal year end from March 31st to October 31st, for all purposes (including tax and financial accounting).

The amendments to the Articles of Incorporation will not be effective until the Company files the Amended and Restated Articles of Incorporation with the Nevada Secretary of State (which will not occur until January __, 2011 or thereafter).  The adoption of the Amended and Restated Bylaws of the Company and the change in the Company’s fiscal year will not be effective until January __, 2011 (the “Effective Date”).

The accompanying Information Statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is December 23, 2010.  Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.  This Information Statement will be mailed on or about January __, 2010 to stockholders of record on December 23, 2010.

No action is required by you to effectuate this action.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Weng Kung Wong
Weng Kung Wong
Chief Executive Officer and Director
, 201__

HOME TOUCH HOLDING COMPANY

INFORMATION STATEMENT REGARDING
CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK
IN LIEU OF SPECIAL MEETING

Home Touch Holding Company (“Home Touch,” “the Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and the holders of more than a majority of our outstanding voting capital stock on December 23, 2010, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This Information Statement is being mailed on January ____, 2011 to stockholders of record on December 23, 2010 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On December 23, 2010, our Board of Directors (the “Board”) and the holders of more than a majority of our outstanding voting capital stock delivered executed written consents authorizing and approving the taking of all steps necessary to effect the following actions (the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to:
a.
increase the Company’s authorized common stock, par value $0.001 (the “Common Stock”) from 100,000,000 shares to 1,000,000,000 shares, and to increase the Company’s authorized preferred stock, par value $0.001, from 10,000,000 to 100,000,000; and

b.	change the Company’s name to Prime Global Capital Group Incorporated;
2.	To adopt Amended and Restated Articles of Incorporation for the purpose of consolidating the amendments to the Company’s Articles of Incorporation;
3.	To approve the Amended and Restated Bylaws of the Company; and
4.	Change the Company’s fiscal year end from March 31st to October 31st, for all purposes (including tax and financial accounting).

VOTING AND VOTE REQUIRED

Pursuant to Home Touch’s Bylaws and the NRS, a vote by the holders of at least a majority of Home Touch’s outstanding capital stock is required to effect the Corporate Actions.  Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, Home Touch had 100,000,000 shares of Common Stock issued and outstanding, and no preferred stock issued and outstanding.  The voting power representing not less than 50,000,001 shares of Common Stock is required to pass any stockholder resolutions.  Pursuant to Chapter 78.320 of the NRS, the following stockholders holding an aggregate of 53,624,997 shares of Common Stock, or approximately 53.62% of the issued and outstanding shares of our Common Stock on the Record Date, delivered an executed written consent dated December 23, 2010, authorizing the Corporate Actions.

Name	Beneficial Holder and Affiliation	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Weng Kung Wong	Chief Executive Officer and Director	13,125,000	13.13%
Wooi Khang Pua		8,250,000	8.25%
Kok Wai Chai		8,249,997	8.25%
Kean Yik Chai		4,000,000	4%
Yon Chin Chai		4,000,000	4%
Fui Yen Chin		4,000,000	4%
Ng Mooi Fua		4,000,000	4%
Kai Lee Gan		4,000,000	4%
Siong Thau Gan		4,000,000	4%
TOTAL		53,624,997	53.62%

NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

Home Touch will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Home Touch will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Home Touch’s common stock.

Home Touch will deliver only one Information Statement to multiple security holders sharing an address unless Home Touch has received contrary instructions from one or more of the security holders. Upon written or oral request, Home Touch will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Prime Global Capital Group Incorporated, 11-2, Jalan 26/70A, Desa Sri Hartamas 50480 Kuala Lumpur, Malaysia, Attn: Secretary.  The Secretary may also be reached by telephone at +603 6201 3198; facsimile at +602 6201 3226.

CORPORATE ACTION NO. 1
INCREASE IN AUTHORIZED CAPITAL AND NAME CHANGE

Increase in Authorized Capital

The Board has recommended that the stockholders grant authority to the Board to amend the Articles of Incorporation of the Company to increase its authorized share capital from 110,000,000 shares to 1,100,000,000 shares, consisting of 1,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock.  The proposed amendment to our Articles of Incorporation is included in the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit 1.  The general purpose and effect of this amendment to our Articles of Incorporation is to increase our authorized share capital which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

On December 23, 2010, our Board authorized and approved the proposed amendment to our Articles of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval.  We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders.  Shortly after the Effective Date, we intend to conduct a private placement of our securities to secure additional working capital for the Company.  Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of Home Touch.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Articles of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders.  However, our Board will have the authority to issue shares of our Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company.  By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal.  In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.  The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

Shortly after the Effective Date, the Board intends to conduct a private placement of our securities to secure additional working capital for the Company.  Except as set forth above, the Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

Vote Required

Section 78.390 of the NRS provides that proposed amendments to the Articles of Incorporation must first be adopted by the Board and then approved by stockholders of record entitled to vote holding at least a majority of our issued and outstanding voting capital stock (the “Majority Stockholders”).

On December 23, 2010, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 110,000,000 shares to 1,100,000,000 shares. December 23, 2010, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to increase our authorized capital will not be effective until the Company files the Amended and Restated Articles of Incorporation with the Nevada Secretary of State (which will not occur until January __, 2011 or thereafter).  No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

Anti-Takeover Provisions of the NRS

Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder's becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by all holders of common stock and holders of any other class or series of shares not beneficially owned by an Interested Stockholder meets the minimum requirements set forth in NRS Sections 78.441 through 78.444.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.

The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

We have not opted out of the business combination or acquisition of a controlling interest statutes, and these statutes do not currently apply to us.

Other than as discussed in this Information Statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

Change in the Company’s Name

On December 23, 2010, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to change the name of the Company to Prime Global Capital Group Incorporated (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.  As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2010, as amended by that certain Amendment No. 1 to Current Report on Form 8-K filed with the SEC on December 14, 2010, the Company’s new business focus is to seek investments and acquisition opportunities primarily in products, services and companies involved in the m-commerce and other synergistic industries.  The Company’s management and employees intend to initially pursue companies and investment opportunities where management and employees already have a pre-existing relationship and successful investing track record, and, thereafter, new opportunities which may be synergistic with the Company’s then existing operations.

The Name Change Amendment will not be effective until the Company files the Amended and Restated Articles of Incorporation with the Nevada Secretary of State (which will not occur until January __, 2011 or thereafter).  No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

CORPORATE ACTION NO. 2
ADOPTION OF FIRST AMENDED AND RESTATED
ARTICLES OF INCORPORATION

On December 23, 2010, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the First Amended and Restated Articles of Incorporation of the Company (the “Restated Articles”).

The Restated Articles consolidates the Company’s Articles of Incorporation and the proposed amendments set forth in this Information Statement.  Except as otherwise described in this Information Statement, the adoption and filing of the Restated Articles will not have any material impact on our stockholders, other than to simplify and consolidate all the current and proposed articles of our Articles of Incorporation into one document.

The Restated Articles, a copy of which is attached to this Information Statement as Exhibit 1, will not be effective until it is filed with the Nevada Secretary of State (which will not occur until January __, 2011 or thereafter).  No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

CORPORATE ACTION NO. 3
ADOPTION OF FIRST AMENDED AND RESTATED BYLAWS

On December 23, 2010, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the First Amended and Restated Bylaws of the Company (the “Restated Bylaws”).

The Restated Bylaws contain new provisions that may have the effect of delaying, deferring or discouraging another person from acquiring control of the Company.  These provisions are designed to encourage persons seeking to acquire control of us to first negotiate with our Board and to discourage certain types of coercive takeover practices and inadequate takeover bids.  Among other things, the Restated Articles and the Restated Bylaws provide that:

•	Our stockholders may not call special meetings of our stockholders unless they hold in excess of 50% of the shares entitled to vote at a meeting of stockholders;

•
In any annual meeting of our stockholders, stockholders may not act on any matter not properly brought before the meeting.  A matter is considered to have been properly brought before a meeting if it was: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a stockholder of the Company who is a stockholder of record on the date of the giving of the notice of such meeting and on the record date for the determination of stockholders entitled to vote at such meeting and who complies with certain notice procedures set forth in the Restated Bylaws.  According to the Restated Bylaws, a stockholder’s notice must be delivered to or mailed and received at the principal offices of the Company not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Furthermore, such notice must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholders, (iv) a description of any material interest of such stockholder in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting and (vi) any other information required by law.

•
Our stockholders may not nominate persons to our Board unless they comply with certain nomination procedures.  A stockholder must deliver notice of its intent to nominate persons to be elected to the Board to the principal offices of the Company not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Such notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholders, and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder.  The proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice in the Restated Bylaws to the Secretary at the principal offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

•	Our Board may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholders approval;

•	Our directors have the power to adopt, amend or repeal our bylaws without stockholders approval;

•	Our stockholders may not cumulate votes in the election of directors; and

•
We will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures.

In addition to the above-described changes, the following is a description of certain other changes between the original Bylaws and the Restated Bylaws, none of which, we believe, will have a material impact on the Company’s stockholders:

•
Under the original Bylaws, the annual meeting of stockholders is to be held on the date of incorporation each year beginning in 2010.  In the Restated Bylaws, the annual meeting of stockholders will be held on such date and time as determined by the Board.  Each annual meeting of the stockholders will be held no more than 13 months after the annual meeting of the stockholders for the previous year.

•
Under the original Bylaws, notice of each annual meeting must be delivered to the stockholders of record at least ten (10) days prior to the annual meeting.  Under the Restated Bylaws, notice of each annual meeting must be delivered to stockholders of record not less than ten (10) nor more than sixty (60) days before the date of the meeting.

•
Under the original Bylaws, the procedure for determining the record date is governed by Nevada law which provides that a record date for an annual meeting of stockholders is not required to be set in advance by the Board and may be as late as the close of business on the day before the day on which the first notice of the annual meeting is given or, if notice is waived, at the close of business on the day before the meeting is held.  Under the Restated Bylaws, the record date must be not more than fifty (50) days or less than ten (10) days from the annual meeting date.

•
Under the original Bylaws, the procedure for determining the expiration date of proxies signed by stockholders is governed by Nevada law which provides that proxies expire six (6) months after the date of creation unless a longer period, which may not exceed seven (7) years, is otherwise provided for in such proxy.  Under the Restated Bylaws proxies signed by stockholders are only valid for 11 months unless a longer period is provided for in the proxy.

•
Under the original Bylaws, a special meeting of the directors may be called by the President or director upon the giving of ten (10) days prior notice to each director, or called at any time provided that a majority of the directors execute an appropriate waiver of notice.  Under the Restated Bylaws, special meeting of the directors may be called by or at the request of any two directors of the Chairman of the Board.

The Restated Bylaws, a copy of which is attached to this Information Statement as Exhibit 2, will be effective on or about the Effective Date.

CORPORATE ACTION NO. 4
CHANGE IN THE COMPANY’S FISCAL YEAR

On December 23, 2010, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting a change in the Company’s fiscal year end from March 31st to October 31 (the “Change in Fiscal Year”).

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Change in Fiscal Year in order to conform the Company’s reporting practices with its operating practices.

The Change in Fiscal Year will be effective on or about the Effective Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January ___, 2011, certain information regarding the ownership of Home Touch’s capital stock by each director and executive officer of Home Touch, each person who is known to Home Touch to be a beneficial owner of more than 5% of any class of Home Touch’s voting stock, and by all officers and directors of Home Touch as a group.  Unless otherwise indicated below, to Home Touch’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of January __, 2011, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 100,000,000 shares of Common Stock issued and outstanding on a fully diluted basis, as of January ___, 2011.

Name and Address of Beneficial Owner(1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
Weng Kung Wong (1)	13,125,000	13.13%
Liong Tat Teh (1)	0	* %
Sek Fong Wong (1)	0	* %
Wooi Khang Pua	8,250,000	8.25%
Kok Wai Chai	8,250,000	8.25%
All executive officers and directors as a group (three persons)	13,125,000	13.13%

*  Less than 1%
(1)   Unless otherwise noted, the address of each person listed is c/o Home Touch Holding Company, 11-2, Jalan 26/70A, Desa Sri Hartamas 50480 Kuala Lumpur, Malaysia.
(2)  On November 15, 2010, Weng Kung Wong, Liong Tat Teh and Sek Fong Wong were appointed to serve as our Chief Executive Officer, Chief Financial Officer and Secretary, respectively.  Messrs. Wong and Teh and Ms. Wong were appointed to serve on our board of directors on November 15, 2010.

Change of Control

On September 27, 2010, we filed a report on Form 8-K disclosing the sale to certain accredited investors on September 21, 2010, of an aggregate of 1,500,000 shares of our Common Stock at a per share price of $0.10, or $150,000 in the aggregate, in accordance with the terms and conditions of certain subscription agreements made with such investors.  The Company received net proceeds of approximately $145,000 from the sale of the shares and intends to use the net proceeds for general corporate purposes.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.  Weng Kung Wong, who was appointed our Chief Executive Officer and director on November 15, 2010, purchased 375,000 shares of our Common Stock in this transaction.

On November 15, 2010, we consummated the sale to certain accredited investors of an aggregate of 80,000,000 shares of our Common Stock at a per share price of $0.01, or $800,000 in the aggregate, in accordance with the terms and conditions of certain subscription agreements made with such investors.  The Company received net proceeds of approximately $795,000 from the sale of the shares and intends to use the net proceeds for general corporate purposes.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder.  Weng Kung Wong, our Chief Executive Officer and director, purchased an additional 12,750,000 shares of our Common Stock in this transaction.

A change of control occurred in connection with the sale of such shares.  David Ng and Stella Wai Yau resigned from their positions as President and Chief Executive Officer of the Company, and as Chief Financial Officer, Chief Operating Officer and Secretary of the Company effective November 15, 2010.  The following individuals were appointed to serve as executive officers of the Company:

Name	Office
Weng Kung Wong	Chief Executive Officer
Liong Tat Teh	Chief Financial Officer
Sek Fong Wong	Secretary

Weng Kung Wong, Liong Tat Teh and Sek Fong Wong were further appointed to serve on our board of directors.

On December 6, 2010, we acquired Union Hub Technology Sdn. Bhd., a company incorporated under the laws of Malaysia, or UHT, through a share exchange, or the Share Exchange.  Pursuant to the Share Exchange, we acquired from the stockholders of UHT all of the issued and outstanding shares of UHT in exchange for the issuance of 16,500,000 shares of our Common Stock.  As a result of the Share Exchange, UHT became our wholly owned subsidiary.  The Share Exchange was made pursuant to the terms of a Share Exchange Agreement, or the Exchange Agreement, by and among the Company, UHT and the stockholders of UHT.  The shares were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Concurrently with the Share Exchange, we sold to Up Pride Investments Limited, a British Virgin Islands limited liability company owned by David Gunawan Ng, and Magicsuccess Investments Limited, a British Virgin Islands limited liability company owned by Stella Wai Yau, all of the issued and outstanding securities of Home Touch Limited, a Hong Kong Special Administrative Region of China corporation, or HTL, for cash consideration of $20,000.  In connection with the sale, Mr. Ng and Ms. Yau, our former founders and executive officers, resigned from their positions on our board of directors.  Our smart home business was conducted through HTL, and as result of the sale, we ceased our smart home business operations.  The sale of HTL securities was made pursuant to the terms of a Common Stock Purchase Agreement, or the Common Stock Purchase Agreement, by and among the Company, HTL, Up Pride Investments Limited and Magicsuccess Investments Limited.  We relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under, the Securities Act of 1933, as amended, or the Securities Act, in selling the HTL securities.

A copy of the Exchange Agreement and the Common Stock Purchase Agreement are incorporated herein by reference and are filed as Exhibits 3 and 4 to this Information Statement.  The description of the transactions contemplated by the Exchange Agreement and the Common Stock Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated herein by reference.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL AND AVAILABLE INFORMATION

Home Touch is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: , 201	By order of the Board of Directors /s/ Weng Kung Wong By: Weng Kung Wong Its: Chief Executive Officer and Director

Exhibit 1:  First Amended and Restated Articles of Incorporation of the Company.

Exhibit 2:  First Amended and Restated Bylaws of the Company.

Exhibit 3:  Share Exchange Agreement, dated as of December 6, 2010, by and among Home Touch Holding Company, a Nevada corporation, Union Hub Technology Sdn. Bhn., a limited liability company formed pursuant to the laws of Malaysia and the stockholders of UHT (incorporated by reference from Exhibit 2.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

Exhibit 4:  Common Stock Purchase Agreement, dated December 6, 2010, by and among Home Touch Holding Company, Home Touch Limited, Up Pride Investments Limited and Magicsuccess Investments Limited (incorporated by reference from Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010).

Exhibit 1

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
PRIME GLOBAL CAPITAL GROUP INCOPORATED

I, the undersigned Secretary of Prime Global Capital Group Incorporated (formerly known as Home Touch Holding Company), a Nevada corporation, do hereby certify that:

1.  The Articles of Incorporation of this Corporation are amended and restated to read in full as follows:

ARTICLE I
NAME AND OFFICES

Section 1. Name.  The name of the Corporation is Prime Global Capital Group Incorporated.

Section 2. Offices.  The Corporation may maintain offices for the transaction of any business at such places within or outside of the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE II
PURPOSE

The Corporation is organized for the purpose of engaging in any lawful act or activity, within or outside of the State of Nevada, for which a corporation may be organized under the Nevada Revised Statutes other than the insurance, banking or trust company businesses.

ARTICLE III
CAPITAL STOCK

Section 1. Number. The aggregate number of shares which this Corporation shall have authority to issue is: One Billion One Hundred Million (1,100,000,000) shares of $0.001 par value each, of which One Billion (1,000,000,000) shares shall be designated “Common Stock”, and One Hundred Million (100,000,000) shares shall be designated “Preferred Stock”.  The Preferred Stock may be issued in one or more series at the discretion of the Board of Directors.

Section 2. Classes and Series of Stock.  The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights,  redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.  All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statutes.

Exhibit 1 - Page 1

Section 3. Dividends.  The holders of the outstanding capital stock shall be entitled to receive, when and as declared by the Board of Directors, solely out of the unreserved and unrestricted earned surplus of the Corporation, dividends payable either in cash, in property, or in shares of the capital stock of the Corporation.

Section 4. Voting.  Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of stockholders.  Cumulative voting shall not be allowed in the election of directors of the Corporation.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.  Except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statutes, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

ARTICLE IV
REGULATION OF INTERNAL AFFAIRS

Section 1. Meetings of Stockholders. Meetings of the stockholders of the Corporation may be held in such place, either within or without the State of Nevada, as may be provided in the Bylaws.  In the absence of any such provision, all meetings shall be held at the registered office of the Corporation.

Section 2. Meetings of Directors. Meetings of the Board of Directors of the Corporation, regular or special, may be held either within or without the State of Nevada.

Section 3. Bylaws. The Bylaws of the Corporation shall be adopted by its Board of Directors.  The power to alter, amend or repeal the Bylaws, or to adopt new Bylaws, shall be vested in the Board of Directors, except that the Board of Directors may not alter, amend or repeal Bylaws provisions that are specifically authorized or approved by a vote of the stockholders of the Corporation.  The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with the laws of Nevada or these Articles of Incorporation.

Section 4. Interest of Directors in Contracts. Any contract or other action between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation or association of which one or more of its directors are stockholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the Corporation which acts upon, or in reference to, such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify  such contract or transaction by a vote of a majority of directors present, such interest of director or directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority necessary to carry such vote.  This section shall not be construed to invalidate any contract or any transaction which would otherwise be valid under the common and statutory law applicable thereto.

Exhibit 1 - Page 2

Section 5. Amendment to Article of Incorporation. The Corporation reserves the right from time to time to amend, alter, or repeal, or to add any provision to its Articles of Incorporation, in the manner prescribed by the Nevada Revised Statutes.

Section 6. Compensation of Directors. The Board of Directors is authorized to make provision for reasonable compensation to its members for their services as directors and to fix the basis and conditions upon which this compensation shall be made.  Any director may also serve in the Corporation in any capacity and receive compensation therefor in any form.

Section 7. Number of Directors. The number of directors of the Corporation shall be as set forth in the Bylaws.  Subject to this limitation, the number of directors may be increased or decreased from time to time by amendment of the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director.

ARTICLE V
INDEMNIFICATION

Section 1. Elimination of Liability.  To the maximum extent permitted under the Nevada Revised Statutes, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages arising as a result of any act or failure to act in his capacity as a director or officer of the Corporation.

Section 2. Mandatory Indemnification.  The Corporation shall, to the maximum extent and in the manner permitted by Nevada law, indemnify each of its directors and officers against expenses (including attorneys fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation.  For purposes of this paragraph, a director or officer of the Corporation includes any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 3. Indemnification; Mandatory Payment of Expenses.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon and subject to the receipt by the Corporation of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

Section 4. Effect of Amendment or Repeal.  Any amendment to or repeal of any of the provisions in this Article V shall only be prospective and shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

*                    *                    *                    *                    *

2.           The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors.

3.           The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required vote of stockholders in accordance with Sections 78.385, 78.390 and 78.403 of the Nevada Revised Statutes.  As of the date of such approval, the total number of outstanding shares of Common Stock of the Corporation was 100,000,000 of which 53,624,997 shares were voted in favor of the Amended and Restated Articles of Incorporation.  The number of shares voted in favor of the amendment and restatement equaled or exceeded the vote required.  The percentage vote required under applicable law and the Articles of Incorporation in effect at the time of this amendment was more than fifty percent (50%) of the outstanding shares of Common Stock.

EXECUTED this ___ day of January 2011.

/s/ Sek Fong Wong
Name:  Sek Fong Wong
Title:    Secretary

Exhibit 1 - Page 3

Exhibit 2

BYLAWS
OF
PRIME GLOBAL CAPITAL INCORPORATED
amended and restated January __, 2011

ARTICLE I.  OFFICES.

Section 1.  Principal Office.  The principal office of Prime Global Capital Incorporated (the “Corporation”) shall be located 11-2, Jalan 26/70A, Desa Sri Hartamas 50480 Kuala Lumpur, Malaysia, or at such other place as may from time to time be designated by the Board of Directors.  The corporation may have such other offices in such locations as the Board of Directors may designate or as the business of the corporation may require from time to time.

Section 2.  Registered Office.  The corporation shall maintain a registered office required by the laws of the State of Nevada to be maintained in the State of Nevada, and the registered office and the registered agent at such office may be changed from time to time by the Board of Directors.

ARTICLE II.  SHAREHOLDERS.

Section 1.  Annual Meeting.  The annual meeting of the shareholders of the corporation shall be held on such date and at such time each year as may be designated from time to time by the Board of Directors.  Each annual meeting of the shareholders shall be held no more than 13 months after the annual meeting of the shareholders for the previous year.

Section 2.  Purposes of Annual Meeting.  The annual meeting shall be held for the purpose of electing directors, and for the transaction of such other business as may lawfully come before the meeting.  If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.  If the election of directors shall not be held on the day designated for any annual meeting of shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be conveniently held.

Section 3.  Special Meetings.  Special meetings of the shareholders, for any purpose or purposes, may only be called (a) by the vote of a majority of the entire Board of Directors or action by written consent signed by all of the directors or (b) by the holders of more than fifty percent (50%) of the shares entitled to vote at a meeting of shareholders.

Section 4.  Place of Meeting.  The Board of Directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual or for any special meeting of shareholders, or if no designation is made the place of meeting shall be the principal office of the corporation designated in Article I, Section 1.

Section 5.  Notice of Meeting.  Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer of persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address at it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Exhibit 2 - Page 1

Section 6.  Closing of Transfer Books and Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for stated period but not to exceed, in any case, fifty days.  If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, such books shall be closed for at least ten days immediately preceding such meeting.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.  If the stock transfer books are not closed and no record date is fixed for the determination of shareholder entitled to notice of or to vote at a meeting of shareholders, or of shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 7.  Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the corporation, shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten days prior to the meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any shareholder during the whole time of the meeting.  The original stock transfer book shall be prima facie evidence as to who are shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.  Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 8.  Quorum of Shareholders.  A majority of the outstanding shares of the corporation entitled to vote, represented in person or any proxy, shall constitute a quorum at a meeting of shareholders.  If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

Exhibit 2 - Page 2

Section 9.  Proxies.  At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact.  Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.  No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 10.  Voting of Shares.  Each outstanding share entitled to vote (common share) shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

Section 11.  Voting of Certain Shares.  Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.  Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.  Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without transfer thereof into his name if authority so to do be contained in an appropriate order of the Court by which such receiver was appointed.  A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge, and thereafter the pledge shall be entitled to vote the shares so transferred.  On or after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.  Shares of its own stock held by the corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Section 12.  Noncumulative Voting.  At each election of directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  No shareholder may cast more than one vote for any one nominee for director.

Section 13.  Voting Trust.  Any number of shareholders of the corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period of not to exceed ten years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, by depositing a counterpart of the agreement with the corporation at its registered office, and by transferring their shares to such trustee or trustees for the purpose of the agreement.  The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at a reasonable time for any proper purpose.

Exhibit 2 - Page 3

Section 14.  Informal Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

Section 15.  Shareholder Proposals at Annual Meetings.

(a) At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting by a shareholder of the corporation who is a shareholder of record on the date of the giving of the notice provided for in this Section 15 and on the record date for the determination of shareholders entitled to vote at such meeting and who complies with the notice procedures set forth in this in this Section 15.

(b) In addition to any other applicable requirements for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely a shareholder’s notice must be delivered to or mailed and received at the principal offices of the corporation not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) a description of any material interest of such shareholder in such business, (v) a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting and (vi) any other information required by law.

Exhibit 2 - Page 4

(c) Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 15, provided, however, that nothing in this Section 15 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.  The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 15 or other rules applicable to the conduct of business at the annual meeting, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

(d) Nothing in this Section 15 shall affect the right of a shareholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 16.  Nominations of Persons for Election to the Board of Directors.

(a) In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.

(b) Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (i) by or at the direction of the Board of Directors, (ii) by any nominating committee or person appointed by the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 16.

(c) Such nominations, other than those made by or at the direction of the Board of Directors or a nominating committee, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal offices of the corporation, not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the shareholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

Exhibit 2 - Page 5

(d) To be eligible to be a nominee for election or reelection as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 16(c) of these bylaws) to the Secretary at the principal offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

ARTICLE III.   BOARD OF DIRECTORS.

Section 1.  General Powers.  The business and affairs of the corporation shall be managed by its Board of Directors.  Directors shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation.

Section 2.  Number, Tenure, and Qualifications.  The number of directors of this corporation shall be fixed from time to time by resolution of the Board of Directors.  Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

Section 3.  Regular Meetings.  Regular meetings of the Board of Directors shall be held at such places and at such times as the Board may determine and, if so determined, no notice thereof need be given, provided that the first meeting following a change in such location may be held no less than 48 hours after the determination of such change.  A regular meeting of the Board of Directors may be held without notice immediately after the annual meeting of shareholders at the same place at which such meeting was held.

Section 4.  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of any two directors or the Chairman of the Board of Directors.  The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

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Section 5.  Notice.

(a) No notice is required for regular meetings of the Board of Directors.  Notice of special meetings of the Board of Directors shall be given to each director at least three (3) days in advance of the meeting if given by written notice, or at least twenty-four (24) hours in advance of the meeting if given orally, by personal delivery in writing, or by delivery in writing and acknowledged in writing by the director.  Written notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype, facsimile or electronic mail.  Oral notice may be communicated in person or by telephone, and is effective when communicated in a comprehensible manner.

 (b) Any director may waive notice of any meeting.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.  Quorum.  A majority of the number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7.  Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  Any action required to be taken at a meeting of the Board of Directors may be taken without a meeting, provided a consent in writing, setting forth the action taken, shall be signed by all of the directors.  Such consent shall have the same effect as a unanimous vote.

Section 8.  Vacancies.  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors then in office though less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.  Any directorship to be filled by reason of an increase in the number of directors, shall be filled by the Board of Directors, such appointment to be until the next annual meeting or a special meeting of the shareholders called for the purpose of electing a director to the office so created.

Section 9.  Compensation.  By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and non-employee directors may be paid a fixed sum for attendance at each such meeting of the Board of Directors.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Any such compensation fixed by the Board of Directors shall be reported to the shareholders.

Section 10.  Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

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Section 11.  Removal of Directors.  At a meeting called expressly for that purpose, one or more directors or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.  Any directorship to be filled by reason of the removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are moved.

Section 12.  Chairman of the Board.  The Chairman of the Board of Directors shall be elected by a majority of the directors at any meeting of the Board of Directors, may be an officer of the corporation and, if an officer, may serve as Executive Chairman.  The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors.   The Board of Directors may also elect a Vice-Chairman of the Board of Directors who shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Directors.  In the absence of the Chairman or Vice-Chairman, another director selected by the majority of the directors present shall preside at such meetings.

Section 13.  Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, retain independent counsel or other advisers, and may authorize the seal of the corporation to be affixed to all pages which may require it.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these bylaws.

ARTICLE IV. OFFICERS.

Section 1.  Positions.  The officers of the corporation shall be appointed by resolution of the Board of Directors and shall consist of a President, a Secretary and a Treasurer.  The Board of Directors may also appoint additional officers by resolution, including without limitation an Executive Chairman (who may be the Chairman of the Board), a Chief Executive Officer and one or more Vice Presidents (who may be designated Senior Vice President or Executive Vice President).  The corporation may have such additional or assistant officers as the Board of Directors may appoint from time to time.  The Board of Directors shall also have the authority, but shall not be required, to designate officers as the Chief Operating Officer, the Chief Financial Officer or similar such titles.

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Section 2.  Appointment and Term of Office.  The officers of the corporation shall be appointed annually by resolution of the Board of Directors at the first meeting of the Board held after each annual meeting of the shareholders.  If officers are not appointed at such meeting, such appointment shall occur as soon as possible thereafter, or may be left vacant.  Each officer shall hold office until a successor shall have been appointed and qualified or until said officer’s earlier death, resignation, or removal.

Section 3.  President.  In the absence of a Chief Executive Officer or Executive Chairman, the president shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation.  He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.  Secretary.  The secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and shall perform such other duties as may be prescribed by the Board of Directors.  He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

Section 5.  Treasurer.  The treasurer shall have charge and custody of all funds and securities of the corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors, and shall perform all other duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the Board of Directors.  He shall disburse the funds of the corporation as may be ordered by the Board of Directors taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

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Section 6.  Authority and Duties of Other Officers. Each officer shall have the authority and shall perform the duties set forth in these bylaws or, to the extent consistent with the bylaws, the duties prescribed by the Board of Directors or an officer authorized by the Board to prescribe the duties of such officer.

Section 7.  Compensation and Contract Rights.  The Board of Directors shall have authority (a) to fix the compensation, whether in the form of salary, bonus, stock options or otherwise, of all officers and employees of the corporation, either specifically or by formula applicable to particular classes of officers or employees, and (b) to authorize officers of the corporation to fix the compensation of subordinate employees.  The Board of Directors shall have authority to appoint a Compensation Committee and may delegate to such committee any or all of its authority relating to compensation.  The appointment of an officer shall not of itself create contract rights.

 Section 8.  Removal.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 9.  Vacancies.  If any office becomes vacant by any reason, the directors may appoint a successor or successors who shall hold office for the unexpired term or leave such office vacant.

ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS.

Section 1.  Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2.  Loans.  No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors or delegated to an officer by resolution of the Board.  Such authority may be general or confined to specific instances.

Section 3.  Checks, Drafts, Etc.  All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4.  Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

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ARTICLE VI.  CERTIFICATES FOR SHARES, THEIR TRANSFER, LOST CERTIFICATES.

Section 1.  Certificates For Shares.  Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors.  Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor.  Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require and shall give the corporation a bond of indemnity in form and with one or more sureties and in such amount as determined by the Board of Directors, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed, but always subject to the approval of the Board of Directors.

Section 2.  Transfer of Shares.  Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to the transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares.  The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

ARTICLE VII.  DIVIDENDS.

Section 1.  When Declared.  The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in cash, property, or its own shares, upon the terms and conditions provided by law.

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Section 2.  Reserve.  The Board of Directors may set aside out of the net profits of the corporation available for dividends such sum or sums, before payment of any dividend, as the Board of Directors in their absolute discretion think proper as a reserve fund. to meet contingencies, or for equalizing dividends, or for repairing, or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and they may abolish or modify any such reserve in the manner in which it was created.

ARTICLE VIII.  SEAL.

Section 1.   The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon

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ARTICLE IX.  WAIVER OF NOTICE.

Section 1.   Whenever any notice is required to be given to any shareholder or any director of the corporation under the provisions of these bylaws or under the provisions of the laws of the State of Nevada, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE X.  AMENDMENTS.

Section 1.   In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, change, rescind and repeal the bylaws of the corporation in whole or in part.  Except where the Articles of Incorporation of the corporation requires a higher vote, the bylaws of the corporation may also be adopted, amended, altered, changed, rescinded or repealed in whole or in part at any annual or special meeting of the stockholders by the majority vote of the shares of the corporation outstanding and entitled to vote thereon.  The Board of Directors may amend or repeal bylaws passed by the Board of Directors but may not amend or repeal the bylaws passed by the shareholders.

ARTICLE XI.  INDEMNITY

Section 1.  Indemnification of Directors and Officers.  The corporation shall, to the maximum extent and in the manner permitted by the Nevada Revised Statutes, as amended, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this paragraph, a director or officer of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

Section 2.  Indemnification of Others.  The corporation shall have the power, to the extent and in the manner permitted by the Nevada Revised Statutes, as amended, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this paragraph, an employee or agent of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

Section 3.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the Nevada Revised Statutes, as amended.

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